                                                                    EXHIBIT 99.6

DEBTOR:  GREAT RIVER CRUISE LINE, L.L.C.            CASE NUMBER:  01-10963 (JCA)

                            MONTHLY OPERATING REPORT
                             AS OF OCTOBER 31, 2002
                                       AND
                            FOR THE MONTH THEN ENDED



In accordance with title 28, section 1746, of the United States Code, I declare under penalty of perjury that I have examined the attached October Monthly Operating Report (Attachments 1 through 9) and, to the best of my knowledge, these documents are true, correct, and complete.





/s/ STEVE MOELLER
--------------------------
Steve Moeller
Director, Accounting

DEBTOR:  GREAT RIVER CRUISE LINE, L.L.C.            CASE NUMBER:  01-10963 (JCA)


                            MONTHLY OPERATING REPORT
                             AS OF OCTOBER 31, 2002
                                       AND
                            FOR THE MONTH THEN ENDED

                                    CONTENTS


Attachment 1               Summary of Bank and Investment Accounts

Attachment 2               Schedule of Receipts and Disbursements

Attachment 3               Bank and Investment Account Statements

Attachment 4               Income Statement

Attachment 5               Balance Sheet

Attachment 6               Summary of Due To/Due From Intercompany Accounts

Attachment 7               Accounts Receivable Aging

Attachment 8               Accounts Payable Detail

Attachment 9               Notes to October Monthly Operating Report

                                       Summary Of Bank, Investment & Petty Cash Accounts                             Attachment 1
                                               Great River Cruise Line, L.L.C.
Summary                                              Case No: 01-10963 (JCA)                                            Unaudited
Great River Cruise Line, LLC                      For Month Of October , 2002

                                           Balances
                             ====================================        Receipts &          Bank
                                Opening               Closing            Disbursements       Statements        Account
Account                      As Of 10/01/02        As Of 10/31/02        Included            Included          Reconciled
-------                      --------------        --------------        -------------       ----------        -----------
Delta Queen Steamer                  500.50                500.50        Yes                 No - Not          Yes
Hibernia                                                                                     Concentration
Account # - 812-395-270                                                                      Account

Delta Queen                            0.00                  0.00        No -                Not A Bank        No
Petty Cash                                                               No Activity         Account


                                                Receipts & Disbursements                                    Attachment 2
                                             Great River Cruise Line, L.L.C.
R&D - Hibernia - DQ Steamer                      Case No: 01-10963 (JCA)                                       UNAUDITED
                                                        Hibernia
                                                  Delta Queen Steamer
                                                 Account # - 812-395-270
                                              1 October 02 - 31 October 02

Opening Balance - 01 October  02
                                         500.50

Receipts


                                         ------
                                           0.00             Total Receipts

Disbursements


                                         ------
                                           0.00             Total Disbursements



Closing Balance - 31 October  02
                                         500.50

                                       Concentration & Investment Account Statements                         Attachment 3
                                             Great River Cruise Line, L.L.C.
Summary                                          Case No: 01-10963 (JCA)
Great River Cruise Line, LLC                   For Month Of October , 2002
Attach 3


              No Statements Due To No Concentration Or Investment Accounts

AMCV US SET OF BOOKS                                    Date: 21-NOV-02 13:53:03
INCOME STATEMENT - ATTACHMENT 4                         Page:  1
Current Period: OCT-02

currency USD
Company=22 (DELTA QUEEN)

                                                    PTD-Actual
                                                     31-Oct-02
                                                  ---------------
Revenue
Gross Revenue                                                0.00
Allowances                                                   0.00
                                                  ----------------
Net Revenue                                                  0.00

Operating Expenses
Air                                                          0.00
Hotel                                                        0.00
Commissions                                                  0.00
Onboard Expenses                                             0.00
Passenger Expenses                                           0.00
Vessel Expenses                                              0.00
Layup/Drydock Expense                                        0.00
Vessel Insurance                                             0.00
                                                  ----------------
Total Operating Expenses                                     0.00

                                                  ----------------
Gross Profit                                                 0.00

SG&A Expenses
Sales & Marketing                                            0.00
Start-Up Costs                                               0.00
                                                  ----------------
Total SG&A Expenses                                          0.00

                                                  ----------------
EBITDA                                                       0.00

Depreciation                                                 0.00

                                                  ----------------
Operating Income                                             0.00

Other Expense/(Income)
Interest Income                                              0.00
Equity in Earnings for Sub                                   0.00
Reorganization expenses                                      0.00
                                                  ----------------
Total Other Expense/(Income)                                 0.00

                                                  ----------------
Net Pretax Income/(Loss)                                     0.00

Income Tax Expense                                           0.00

                                                  ----------------
Net Income/(Loss)                                            0.00
                                                  ================

AMCV US SET OF BOOKS                                    Date: 21-NOV-02 13:54:29
BALANCE SHEET - ATTACHMENT 5                            Page: 1
Current Period: OCT-02

currency USD
Company=22 (DELTA QUEEN)

                                        YTD-Actual             YTD-Actual
                                        31-Oct-02              22-Oct-01
                                      --------------         --------------
ASSETS

Cash and Equivalent                           396.95              64,522.98

Restricted Cash                                 0.00                   0.00

Accounts Receivable                           100.00              33,451.42

Inventories                                     0.00             270,331.59

Prepaid Expenses                                0.00              37,922.40

Other Current Assets                            0.00              14,555.00

                                      --------------         --------------
Total Current Assets                          496.95             420,783.39


Fixed Assets                                    0.00          27,296,694.44

Accumulated Depreciation                        0.00         (15,065,339.51)

                                      --------------         --------------
Net Fixed Assets                                0.00          12,231,354.93


Net Goodwill                                    0.00                   0.00

Intercompany Due To/From               (6,358,270.22)         (9,202,583.95)

Net Deferred Financing Fees                     0.00                   0.00

Net Investment in Subsidiaries                  0.00                   0.00

                                      --------------         --------------
Total Other Assets                     (6,358,270.22)         (9,202,583.95)

                                      --------------         --------------
Total Assets                           (6,357,773.27)          3,449,554.37
                                      ==============         ==============

AMCV US SET OF BOOKS                                    Date: 21-NOV-02 13:54:29
BALANCE SHEET - ATTACHMENT 5                            Page: 2
Current Period: OCT-02

currency USD
Company=22 (DELTA QUEEN)

                                         YTD-Actual            YTD-Actual
                                         31-Oct-02             22-Oct-01
                                      --------------         --------------
LIABILITIES

Accounts Payable                              689.27               5,758.93

Accrued Liabilities                             0.00             715,443.75

Deposits                                        0.00           2,045,629.83

                                      --------------         --------------
Total Current Liabilities                     689.27           2,766,832.51


Long Term Debt                                  0.00                   0.00

Other Long Term Liabilities                     0.00                   0.00

                                      --------------         --------------
Total Liabilities                             689.27           2,766,832.51


Liabilities Subject to Compromise         540,730.95             490,370.44

OWNER'S EQUITY

Common Stock                                    0.00                   0.00

Add'l Paid In Capital                   3,701,000.00           3,701,000.00

Current Net Income (Loss)              (7,514,215.04)         (2,206,220.03)

Retained Earnings                      (3,085,978.45)         (1,302,428.55)

                                      --------------         --------------
Total Owner's Equity                   (6,899,193.49)            192,351.42

                                      --------------         --------------
Total Liabilities & Equity             (6,357,773.27)          3,449,554.37
                                      ==============         ==============

Great River Cruise Line, LLC                               ATTACHMENT 6                                           01-10963 (JCA)
                                             Summary List of Due to/due from Accounts
                                                For the Month Ended October 31, 1002



                                                        BEGINNING                                  ENDING
AFFILIATE NAME                            CASE NUMBER    BALANCE        DEBITS       CREDITS       BALANCE
--------------                            -----------  ------------     ------      ---------   -------------
American Classic Voyages Co.              01-10954    (6,704,338.25)        --          --      (6,704,338.25)
AMCV Cruise Operations, Inc.              01-10967    (9,463,658.43)        --          --      (9,463,658.43)
The Delta Queen Steamboat Co.             01-10970    10,542,437.21     200.00          --      10,542,637.21
DQSB II, Inc.                             01-10974          (367.05)        --          --            (367.05)
Great AQ Steamboat, L.L.C                 01-10960       168,013.44         --          --         168,013.44
Great Pacific NW Cruise Line, L.L.C       01-10977         4,812.08         --          --           4,812.08
Great Ocean Cruise Line, L.L.C            01-10959       503,950.75         --          --         503,950.75
Cruise America Travel, Incorporated       01-10966    (1,419,142.24)        --          --      (1,419,142.24)
Delta Queen Coastal Voyages, L.L.C        01-10964        18,978.71         --          --          18,978.71
Cape Cod Light, L.L.C                     01-10962          (270.05)        --          --            (270.05)
Cape May Light, L.L.C                     01-10961        33,543.95         --          --          33,543.95
Project America, Inc.                     N/A            (11,144.65)        --          --         (11,144.65)
Oceanic Ship Co.                          N/A               (257.75)        --          --            (257.75)
Great Hawaiian Cruise Line, Inc.          01-10975           (60.73)        --          --             (60.73)
Great Hawaiian Properties Corporation     01-10971       (41,555.00)        --          --         (41,555.00)
American Hawaii Properties Corporation    01-10976         9,562.38         --          --           9,562.38
CAT II, Inc.                              01-10968         1,025.41         --          --           1,025.41
                                                      -------------------------------------------------------
                                                      (6,358,470.22)    200.00          --      (6,358,270.22)
                                                      =======================================================

GREAT RIVER CRUISE LINE, L.L.C.                           CASE #: 01-10963 (JCA)


ACCOUNTS RECEIVABLE RECONCILIATION AND AGING




DETAIL:                                     0-30 DAYS     31-60 DAYS     61-90 DAYS     91+ DAYS      TOTAL
Paymentech Credit Card Processor                                                            0.00        0.00
American Express Credit Card Processor                                                                  0.00
Discover Credit Card Processor                                                                          0.00
Diners Credit Card Processor                                                                            0.00
Travel Agents                                                                                           0.00
Crew Member                                                                               100.00      100.00

                                            ---------     ----------     ----------     --------     -------
Total                                            0.00           0.00           0.00       100.00      100.00
                                            =========     ==========     ==========     ========     =======


                                                                   ATTACHMENT #7

                                   DELTA QUEEN
                                AP-STEAMER CHECKS
                               22-000-221300-00000

                                   OCTOBER-02

OUTSTANDING CHECKS:

                            12333 M. Richardson-Walmart                       40.00
                            12335 J. Blasier-Capitol One                      20.00
                            12385 J. Blasier-K. Hansen                       150.00
                            12399 Peoria Historical Society                  120.00
                            12404 Anthony May-Verizon                        200.00
                            12408 Peoria Historical Society                  160.00

                                                                        ------------
                            Total per G/L:                                   690.00
                                                                        ============


                                                                  ATTACHMENT # 8

DEBTOR: GREAT RIVER CRUISE LINE, L.L.C.              CASE NUMBER: 01-10963 (JCA)

                            MONTHLY OPERATING REPORT
                             AS OF OCTOBER 31, 2002
                                       AND
                            FOR THE MONTH THEN ENDED

                                  ATTACHMENT 9
                    NOTES TO OCTOBER MONTHLY OPERATING REPORT


The information contained herein is unaudited.

Liabilities included in these financial statements reflect amounts known by the Company to have been incurred. The Company has listed in prior filings with the United States Trustee potential additional claims it believes may be asserted against the Company.

To the best of the Debtor's knowledge and belief, based on currently available information, all Federal income and payroll taxes due and owing have been paid.